                                                                   EXHIBIT 10.11


                               LICENSE AGREEMENT

                                    Between

                             SATELLINK PAGING, LLC

                                      And

                           CAPE FEAR PAGING COMPANY

This AGREEMENT ("Agreement") is made and entered into as of the ___ day of _______, 1998 ("Effective Date"), by and between Satellink Paging, LLC, having a principal place of business located at Suite 120, 1325 North Meadow Parkway, Roswell, Georgia 30076 ("Satellink") and Cape Fear Paging Company, a Tennessee corporation, having a principal place of business located at 210 25th Avenue North, Suite 800, Nashville, TN 37203 ("Cape Fear").

WHEREAS, Satellink has developed certain computer software which provides certain functionality relating to paging;

WHEREAS, Cape Fear provided Satellink with a portion of the financial support for the development of computer software for use in paging systems;

WHEREAS, the parties desire to confirm Satellink's ownership of the computer software;

WHEREAS, Satellink desires to grant to Cape Fear, and Cape Fear desires to obtain from Satellink, the right to use the computer software internally to permit Cape Fear to offer the functionality provided by the computer software to the end users of Cape Fear's paging services.

NOW, THEREFORE, for good and valuable consideration, including Cape Fear's payments to Satellink in support of Satellink's development of the computer software defined hereinbelow, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.0  DEFINITIONS

1.1 "Paging Software" shall mean the computer software which implements a personal communications services platform and provides the functionalities and capabilities described in the "Attachment" on a single platform, and which supports industry standard protocols to permit interfacing with other paging and voice mail

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systems as well as billing systems. The Paging Software shall include all source code, object code, data bases (including data), and design specifications, functional specifications, system manuals, user manuals, and all other materials relating to the Paging Software, and all updates, revisions, bug fixes, enhancements, derivatives, and other forms of maintenance for the Paging Software.

1.2 "Interface Software" shall mean the computer software which provides an interface between the Paging Software and a third-party billing system to permit data to be retrieved by the third-party billing system from the Paging Software and data to be transmitted by the third-party billing software to the Paging Software. The Interface Software shall include all source code, object code, data bases (including data), and design specifications, functional specifications, system manuals, user manuals, and all other materials relating to the Interface Software, and all updates, revisions, bug fixes, enhancements, derivatives, and other forms of maintenance for the Interface Software.

1.3 "Computer Software" shall mean the combination of the Paging Software and the Interface Software as well as any other computer software necessary to enable the operation of the Paging Software and the Interface Software.

1.4  "Licensed Software" shall mean the object code version of the Paging
Software.

1.5 "Licensed Documentation" shall mean the user manuals describing the operation and use of the Licensed Software from the perspective of a user (as opposed to a designer or engineer).

1.6 "Intellectual Property" shall mean all patents, copyrights, trade secrets, know-how, mask works, inventions, works and all other intellectual property or proprietary rights for, embodied in, or relating to, the Computer Software.

1.7 "Territory" shall mean the geographical areas defined by the boundaries of the United States and Canada.

1.8 "Default Event" shall mean: (i) the application for, or adjudication in, bankruptcy of a party or similar event under the insolvency laws of any jurisdiction; (ii) the insolvency, dissolution or liquidation of a party under the laws of any jurisdiction; (iii) an appointment of a receiver, trustee or other custodian for a party; (iv) execution of a composition agreement or non-bankruptcy agreement by a party; (v) assignment for the benefit of creditors;
(vi) the taking by a party of any corporate or other action to authorize, or in furtherance of, any of the foregoing; or (vii) the discontinuance by a party of its regular operations or business

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2.0  LICENSE GRANT

2.1 Satellink grants Cape Fear a paid up, non-exclusive, non-transferable license to perform, display, and otherwise use the Licensed Software, for internal purposes only within Cape Fear, the internal purposes being limited to providing telecommunications services to customers of Cape Fear located in the Territory. Satellink also grants to Cape Fear a paid-up, non-exclusive, non-transferable license to use the Licensed Documentation as necessary to use the Licensed Software pursuant to this Agreement.

2.2 An additional copy of the Licensed Software for archival or backup purposes only will be provided to Cape Fear by Satellink at Cape Fear's written request. A reasonable number (not to exceed 4) of copies of the Licensed Documentation will be provided to Cape Fear by Satellink at Cape Fear's written request.

2.3 The Licensed Software shall be used only to process paging services for customers of Cape Fear that are physically located in the Territory. The Licensed Software shall be used only on computer hardware which is owned by Cape Fear, and is physically located within the Territory. The Licensed Software shall not be transferred to or stored on any central processing unit or any other processor or otherwise accessed by any processor which is located outside the Territory.

2.4 Cape Fear acknowledges and agrees that the scope of rights granted to Cape Fear pursuant to this Agreement are to be narrowly construed. Consequently, Cape Fear acknowledges and agrees that no right to reproduce (e.g., copy), prepare derivative works based upon (e.g., modify, enhance, etc.), distribute copies of, perform, display, make, use, sell, offer for sale or import the Computer Software (or any portion thereof), or any Intellectual Property therein, is granted to Cape Fear pursuant to this Agreement other than the rights granted to use the Licensed Software and Licensed Documentation pursuant to Paragraphs 2.1 and 2.2 subject to the terms and conditions of this Agreement. Cape Fear shall not reproduce (e.g., copy), prepare derivative works based upon (e.g., modify, enhance, etc.) distribute copies of, perform, display, make, use, sell, offer for sale or import the Licensed Software the Licensed Documentation except as otherwise specifically provided for in this Agreement. Cape Fear shall not reverse engineer, disassemble, or decompile the Licensed Software or cause or permit such acts. Any such activities or attempts by Cape Fear shall be deemed a material breach of this Agreement and result in automatic termination of this Agreement, including the license to use the Licensed Software and the Licensed Documentation.

2.5 The archival and backup copies of the Licensed Software shall only be used, stored on a computer or in memory, or even accessed by Cape Fear in the event that the original copy of the Licensed Software becomes inoperable.

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2.6  Cape Fear shall not use the Licensed Software for third-party training, commercial time sharing, outsourcing, rental or service bureau use except as specifically provided for herein which is for the specific purpose of providing paging services to customers of Cape Fear physically located in the Territory.

3.0  TRANSFER AND ASSIGNMENT

3.1 The license granted pursuant to this Agreement and the rights and obligations of Cape Fear pursuant to this Agreement are personal to Cape Fear and its affiliated companies, Cape Fear Paging Company of North Carolina and CF Paging Corporation. Cape Fear shall not assign, transfer, delegate, or sublicense, without the prior written consent of Satellink, any of its rights, duties or obligations under the terms and conditions of this Agreement to any person or entity, including, but not limited to, any affiliate, subsidiary, division or other entity associated or related to Cape Fear other than those affiliates previously named. However, in the event that Cape Fear should sell all or substantially all of its assets or outstanding capital stock, the purchaser shall be entitled to receive that version of software then in use, provided Cape Fear has paid in full all amounts due under the terms of this agreement, but will have no right to receive updated versions unless it makes a separate agreement with Satellink. This Agreement may be assigned by Satellink without the consent of Cape Fear to a purchaser of all or substantially all of the assets or outstanding capital of Satellink. Any authorized transferee, assignee or successor shall be bound by and subject to all the terms and conditions of this Agreement.

4.0  DELIVERY

4.1 Satellink shall deliver one copy of the Licensed Software and one copy of the Licensed Documentation to Cape Fear at a time mutually agreed to by the parties on the completion of the development of the Computer Software by or for Satellink. The determination that the development of the Computer Software is complete shall be at the sole discretion of Satellink.

4.2 Satellink shall have no obligation to deliver or otherwise provide to Cape Fear pursuant to this Agreement, any computer hardware, computer software or other equipment necessary in order for Cape Fear to exercise its rights pursuant to this Agreement.

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5.0 ACCEPTANCE

5.1 The Licensed Software and Licensed Documentation shall be deemed accepted by Cape Fear upon delivery of the Licensed Software and Licensed Documentation by Satellink to Cape Fear.

6.0  TERM AND TERMINATION

6.1  This Agreement is effective until terminated.

6.2 This Agreement shall also terminate automatically upon the occurrence of a Default Event but in the event of such termination Cape Fear shall retain that version of the software then in use, provided it has paid in fall all amounts due to Satellink related to that version of software. However, Cape Fear will have no rights with respect to future development and upgrades of the software.

6.3 In the event a party defaults in or breaches any material obligation or condition in this Agreement, the non-defaulting party shall give written notice of such default or breach to the defaulting or breaching party. If the party in default or breach has not cured the default or breach within thirty (30) days of the notice to the reasonable satisfaction of the non-defaulting or non-breaching party, the non-defaulting or non-breaching party may terminate this Agreement in writing.

6.4 The terms, conditions and obligations of this Agreement relating to confidentiality (*9.0), ownership and title (*10.0) and indemnification (*13.0) shall survive termination of this Agreement.

7.0  TRAINING

7.1 Satellink shall have no obligation pursuant to this Agreement to provide any training to Cape Fear or any of the Cape Fear's employees or any other person with respect to the use of the Licensed Software or the Licensed Documentation, or any other rights which Cape Fear has pursuant to this Agreement.

8.0  MAINTENANCE

8.1 Satellink shall have no obligation pursuant to this Agreement or otherwise to provide any maintenance, installation or support for the Licensed Software or Licensed Documentation or for Cape Fear's use of the Licensed Software or Licensed Documentation or Cape Fear's exploitation of any rights granted to it pursuant to this Agreement. Notwithstanding the above, Satellink will, if reasonably practicable, fix "bugs" in the Licensed Software or the Licensed Documentation and provide Cape Fear with a revised version of the Licensed Software or the Licensed Documentation. If Satellink provides Cape Fear with a revised version of the Licensed Software or the

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

Licensed Documentation, Cape Fear shall: (i) immediately cease all use of the prior version of the Licensed Software and Licensed Documentation, and all portions thereof, and any copies thereof; (ii) immediately return the prior version of the Licensed Software and Licensed Documentation and all portions thereof, as well as all copies thereof, to Satellink; and (iii) destroy the prior version of the Licensed Software and Licensed Documentation, and all portions thereof, and all copies thereof, to the extent that such cannot be returned to Satellink. Cape Fear agrees to provide to Satellink for Satellink's use, the necessary software and documentation and description to identify any portions of the Licensed Software which do not operate or otherwise fail to execute and any portions of the Licensed Documentation which are incorrect, and shall include all software and data necessary to cause such failure. Should Satellink abandon the project, it will make a copy of the source code available to Cape Fear for maintenance but will retain ownership.

9.0  CONFIDENTIALITY

9.1 By virtue of this Agreement, Cape Fear will have access to information that is confidential to Satellink and information that constitutes trade secrets of Satellink (hereinafter collectively "Confidential Information"). Confidential Information shall be limited to the Computer Software, including, but not limited to, the Licensed Software and the Licensed Documentation, and the terms of this Agreement, and all other information clearly identified as "Confidential." SATELLINK DERIVED ECONOMIC VALUE, ACTUAL OR POTENTIAL, FROM THE CONFIDENTIAL INFORMATION NOT BEING GENERALLY KNOWN TO, AND NOT BEING READILY ASCERTAINABLE BY IMPROPER MEANS BY, OTHER PERSONS WHO CAN OBTAIN ECONOMIC VALUE FROM ITS DISCLOSURE OR USE. THE CONFIDENTIAL INFORMATION IS THE SUBJECT OF EFFORTS THAT ARE REASONABLE UNDER THE CIRCUMSTANCES TO MAINTAIN ITS SECRECY. The Computer Software shall be deemed to be confidential and proprietary unless otherwise clearly marked or identified.

9.2 Cape Fear shall maintain the Confidential Information in the strictest confidence and shall use the Confidential Information solely in connection with its rights and obligations pursuant to this Agreement. Cape Fear shall limit access to the Confidential Information to those employees whose responsibilities make it necessary that they have access to same and require those persons to execute a non-disclosure agreement prior to gaining access to such Confidential Information. Cape Fear shall use no less than a reasonable degree of care and no less than the same degree of care as Cape Fear uses with respect to its own similar information to avoid misuse or improper disclosure of the Confidential Information. In addition, Cape Fear shall not permit any personnel, employees, agents or representatives to remove any proprietary or other legend or restrictive notice contained or included in any Confidential Information.

9.3 The Confidential Information shall not include information that, as evidenced by documentary evidence: (i) was in Cape Fear's lawful possession prior to the disclosure

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and had not been obtained by Cape Fear either directly or indirectly from
Satellink at any time; (ii) was lawfully disclosed to Cape Fear by a third party without restriction on disclosure; (iii) was or becomes a part of the public domain through no act or omission of Cape Fear; (iv) is approved for release by prior written authorization from Satellink; (v) is obligated to be disclosed by Cape Fear pursuant to court order or government requirement; or (vi) is a trade secret which lost its status as such by becoming generally available to the public by independent discovery, development or publication.

10.0  OWNERSHIP AND TITLE

10.1 Cape Fear acknowledges and agrees that Satellink owns all right, title and interest in the Computer Software and all Intellectual Property. To the extent that any right, title or interest in the Computer Software or any Intellectual Property, vests in Cape Fear by operation of law or otherwise, Cape Fear hereby assigns all of its right, title and interest in and to the Computer Software and all Intellectual Property, to Satellink. Cape Fear agrees to execute any and all other instruments which may be necessary to perfect and evidence the assignment and transfer of any such rights to Satellink to effect the purpose of this Paragraph and to confirm Satellink's ownership of all right, title and interest in and to the Computer Software and all Intellectual Property. Cape Fear acknowledges the existence, validity and enforceability of the Intellectual Property, and Satellink's rights in the Computer Software, and shall not contest or oppose such existence, validity, enforceability or ownership of the Intellectual Property or the rights in the Computer Software.

11.0  LIMITATION ON WARRANTIES

11.1 Each party represents and warrants that it has the right to enter this Agreement, and that by entering into this Agreement, it does not breach or violate the terms of any other agreement to which it may be a party.

11.2 The Licensed Software and the Licensed Documentation is provided to Cape Fear under this Agreement on an "as is" basis without any warranty of any kind. Satellink does not warrant that the Licensed Software or the Licensed Documentation, or any portion thereof, will meet Cape Fear's requirements or needs, will operate in an uninterrupted or error free manner, or that errors can be corrected. SATELLINK EXPRESSLY EXCLUDES ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Some states do not allow exclusions of implied warranty; if the above is true, these exclusions may not apply to this Agreement.

11.3 Satellink is not responsible for problems caused by change in the operating characteristics of computer systems, computer hardware or computer software (including

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

operating and other system software) in connection with which the Licensed Software or Licensed Documentation will be used, or for problems resulting from the interaction of the Licensed Software or Licensed Documentation with computer hardware, computer software or data not created by Satellink. Satellink also is not responsible for problems caused in whole or in part, by accident, physical, electrical or magnetic stress, unauthorized alterations, misuse, failure of electric power, air conditioning or environmental controls, use in or with defective or non-compatible equipment, hardware, software or data or causes other than ordinary use or use outside the scope of this Agreement.

11.4 This Agreement supersedes all proposals, promotions, advertisements, representations or prior warranties, verbal or written, express or implied, statutory or otherwise, and any other communication between the parties relating to the subject matter of this limited warranty section not specifically incorporated into this Agreement. No representation or statement not expressly contained in this Agreement shall be binding upon Satellink as a warranty or otherwise.

12.0  LIMITATIONS OF REMEDIES

12.1 Satellink, or its employees, representatives or agents, shall not be liable for any damages, including direct, indirect, incidental, consequential or special damages, even if Satellink has been negligent or has been advised of the possibility of such damages, in connection with the installation, use and/or maintenance of the Computer Software, or any part thereof, including, but not limited to: (i) any loss of profits, revenues, computer hardware, software or data or hardware, software or data use; (ii) any cost or expense of providing substitute computer hardware, computer software or data during periods of, or resulting from, malfunction nonuse or maintenance; (iii) any property damage, bodily injury or other loss based on a claim that the Licensed Software or Licensed Documentation, or any part thereof, failed to operate; whether in an action in contract, tort or otherwise. In any event, Satellink's liability is limited to one-half (1/2) of the monies paid by Cape Fear to Satellink under this Agreement for use of the Licensed Software and Licensed Documentation prorated over a period of five (5) years from the Effective Date of this Agreement.

13.0  INDEMNIFICATION

13.1 Cape Fear shall defend, indemnify and hold harmless Satellink and Satellink's employees, agents and representatives against any claim or proceeding in which it is alleged that the use of the Licensed Software or the Licensed Documentation, or any portion thereof, by Cape Fear or Cape Fear's employees, agents or representatives outside the scope of this Agreement, infringes or otherwise violates any patent, copyright, trade secret or any other intellectual property right of any third party or as otherwise based, in whole or in part, on Cape Fear's use of the Licensed Software or Licensed

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

Documentation outside the scope of this Agreement.

13.2 Cape Fear shall defend, indemnify and hold harmless Satellink and Satellink's employees, agents and representatives against any claim or proceeding in which it is alleged that the use of the Licensed Software or Licensed Documentation, or any portion thereof, as modified by Cape Fear or in combination with any other computer hardware, software or data, by Cape Fear or Cape Fear's employees, agents or representatives, infringes or other violates any patent, copyright, trade secret or any other intellectual property right of any third party.

13.3 The obligations to defend, indemnify and hold harmless pursuant to Paragraphs 13.1 and 13.2 shall include payment by Cape Fear of all damages awarded, settlements entered into, attorneys' fees, cost and expenses.

14.0 LICENSE FEE

14.1 By this Agreement, Cape Fear acknowledges its earlier agreement to pay Satellink one-half (1/2) of all development and design expenses and fees relating to the design and development of the Paging Software. Cape Fear represents that it has paid to Satellink to date one-half of all design and development expenses and fees incurred by Satellink in association with the design and development of the Paging Software which have been invoiced by Satellink to Cape Fear. Cape Fear agrees to pay one half (1/2) of any future costs associated with fixing "bugs".

14.2 The parties agree that the past payment of the potion of the design and development expenses and fees and future payments of a portion of the "bug" fixing expenses by Cape Fear to Satellink shall be considered the license fee for the use of the Licensed Software by Cape Fear pursuant to this Agreement.

14.3 Cape Fear agrees to pay all invoices relating to the expenses and fees within thirty (30) days of its receipt of such invoices.

14.4 Cape Fear shall have no obligation to pay any additional license fees or royalties to Satellink other than those pursuant to Section 14.0.

15.0  COMPETITION/NON-EXCLUSIVITY

15.1 Satellink retains the right to reproduce, prepare derivative works based upon, distribute, perform, display, make, use, sell, offer for sale, promote, market, license, sublicense, assign, transfer or further develop the Computer Software for any purpose in

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any states or countries, including, but not limited to, the Territory.

16.0  MISCELLANEOUS

16.1 This Agreement shall be governed by the laws of the State of Georgia. By execution of this Agreement, Satellink and Cape Fear expressly submit to the jurisdiction of the United States District Court for the Northern District of Georgia and the state courts in the venue of Fulton County, Georgia for resolution of any claim arising out of this Agreement or based on any use by Cape Fear or its agents, employees or representatives of the Computer Software. If any of the provisions or portions of this Agreement are held to be invalid, illegal or unenforceable, they are to the minimum extent necessary deemed admitted, and the remaining provisions and portions thereof of this Agreement will be effective and enforceable.

16.2 This Agreement shall be modified only in a writing executed by a corporate officer of both Satellink and Cape Fear.

16.3 Waiver of any breach or default of any term or condition of this Agreement shall not constitute a waiver of any subsequent breach or default.

16.4 This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between Satellink and Cape Fear or as making either party an agent or representative of the other. Neither party shall have the right to obligate or bind the other party in any manner whatsoever with respect to any third party, and nothing contained in this Agreement shall give or is intended to give any rights of any kind to any third party.

16.5 This Agreement states Satellink's total liability to Cape Fear, whether in contract, tort or otherwise with respect to its obligations and liabilities under this Agreement and is in lieu of and excludes all of the conditions and warranties implied by statute or otherwise.

16.6 All notices or communications required or permitted by this Agreement shall be in writing and shall be deemed received when actually delivered or five
(5) days after deposited in United States mail via first class registered or certified mail, return receipt requested, postage prepaid, whichever is earlier, and addressed to a party as required by this Paragraph. Any notice or communication to Satellink pursuant to this Agreement shall be addressed to:

                                     Jerry W. Mayfield, President
                                     1325 North Meadow Parkway, Suite 120
                                     Roswell, GA 30076

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Any notice or communication to Cape Fear pursuant to this Agreement shall be addressed to:

                                     Weyher Dawson, President
                                     Cape Fear Paging Company
                                     210 25th Avenue North, Suite 800
                                     Nashville, TN 37203

16.7 No party shall be responsible for failure to perform in a timely manner this Agreement when its failure results from any of the following causes: Acts of God or public enemies, civil war, insurrection or riot, fire, flood, explosion, earthquake or serious accident, strike, labor trouble or any cause beyond its reasonable control.

16.8 This Agreement is the complete and exclusive agreement between the parties relating to the Computer Software, and supersedes all prior or contemporaneous agreements, representations, proposals or communications, oral or written, concerning the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Accepted for and on behalf of                Accepted for and on behalf of
Satellink Paging, LLC                        Cape Fear Paging Company


By: /s/ J.W. Mayfield                        By: /s/ Weyher Ler Dawson
   ----------------------------                 -----------------------------

Name:  Jerry W. Mayfield                     Name:  Weyher Ler Dawson
     --------------------------                   ---------------------------

Title: President                             Title: President
      -------------------------                    --------------------------

Date:  6/19/98                               Date:  6/19/98
     --------------------------                   ---------------------------

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                                                                      Attachment
                                                                     Page 1 of 3

DEVELOPMENT PHASES


PHASE I
(complete)  NUMERIC PAGING WITH SATELLINK GREETING
            DIAL OUT TNPP
            PROGRAMMING VIA MODEM (NOT INTEGRATED W/ BILLING)
            CDR STORED ON LOCAL DRIVE
            LOCAL OFF-LINE TAPE BACKUP OF ALL CRITICAL FILES
            REMOTE OFF-LINE ACCESS
            PAGEME MONITORING SOFTWARE

PHASE II
(complete)  Numeric paging with Satellink Greeting
            Dial out TNPP
            Programming via modem (Not integrated w/ billing)
            CDR stored on local drive
            Local off-line tape backup of all critical files
            Remote off-line access
            Pageme monitoring software
            TAP - ALPHANUMERIC PAGING (INPUT ONLY)
            DIAL OUT PAGING - NON TNPP
            UPS MONITORING
            SINGLE PORT DIAL OUT TNPP MESSAGE DELIVERY TO MULTIPLE SYSTEMS ADDITIONAL ADMINISTRATION AND PROGRAMMING FUNCTIONALITY

PHASE III
(4 weeks)  Numeric paging with Satellink Greeting
           Dial out TNPP
           Programming via modem (Not integrated w/ billing)
           CDR stored on local drive
           Local off-line tape backup of all critical files
           Remote off-line access
           Pageme monitoring software
           TAP - Alphanumeric paging
           Dial out paging - non TNPP
           UPS monitoring
           Single port dial out TNPP message delivery to multiple systems Additional administration and programming functionality
           TNPP - LEASE LINE W/ AUTO DIAL BACKUP
           MULTIPLE PORT TNPP

PHASE IV
(4 weeks)  Numeric paging with Satellink Greeting
           Dial out TNPP
           Programming via modem (Not integrated w/ billing)
           CDR stored on local drive
           Local off-line tape backup of all critical files
           Remote off-line access
           Pageme monitoring software
           TAP - Alphanumeric paging
           Dial out paging - non TNPP
           UPS monitoring
           Single port dial out TNPP message delivery to multiple systems Additional administration and programming functionality
           TNPP - lease line w/ auto dial backup
           Multiple port TNPP
           TNPP - "DOWN THE LINE PROGRAMMING" (Emulate Unipage for ease of integration - lease line only)


                                       12
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PHASE V    Numeric paging with Satellink Greeting
(6 weeks)  Dial out TNPP
           Programming via modem (Not integrated w/ billing)
           CDR stored on local drive
           Local off-line tape backup of all critical files
           Remote off-line access
           Pageme monitoring software
           TAP - Alphanumeric paging
           Dial out paging - non TNPP
           UPS monitoring
           Single port dial out TNPP message delivery to multiple systems Additional administration and programming functionality
           TNPP - lease line w/ auto dial backup
           Multiple port TNPP
           TNPP - "Down the line Programming"
           DEFINE VOICE MAIL MENU STRUCTURE
           CUSTOM GREETING
           NUMERIC ECHO
           VOICE MAIL PHASE I

PHASE VI
(4 weeks)  Numeric paging with Satellink Greeting
           Dial out TNPP
           Programming via modem (Not integrated w/ billing)
           CDR stored on local drive
           Local off-line tape backup of all critical files
           Remote off-line access
           Pageme monitoring software
           TAP - Alphanumeric paging
           Dial out paging - non TNPP
           UPS monitoring
           Single port dial out TNPP message delivery to multiple systems Additional administration and programming functionality
           TNPP - lease line w/ auto dial backup
           Multiple port TNPP
           TNPP -"Down the line Programming"
           Define voice mail menu structure
           Custom Greeting
           Numeric Echo
           Voice Mail Phase I
           DEBIT CARD FUNCTIONALITY PHASE I

PHASE VII
(6 weeks)  Numeric paging with Satellink Greeting
           Dial out TNPP
           Programming via modem (Not integrated w/ billing)
           CDR stored on local drive
           Local off-line tape backup of all critical files
           Remote off-line access
           Pageme monitoring software
           TAP - Alphanumeric paging
           Dial out paging - non TNPP
           UPS monitoring
           Single port dial out TNPP message delivery to multiple systems Additional administration and programming functionality
           TNPP - lease line w/ auto dial backup
           Multiple port TNPP
           TNPP - "Down the line Programming"
           Define voice mail menu structure
           Custom Greeting
           Numeric Echo
           Voice Mail Phase I
           Debit Card Functionality Phase I
           DEBIT CARD FUNCTIONALITY PHASE II
           VOICE MAIL PHASE II

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PHASE VIII
(6 weeks)  Numeric paging with Satellink Greeting
           Dial out TNPP
           Programming via modem (Not integrated w/ billing)
           CDR stored on local drive
           Local off-line tape backup of all critical files
           Remote off-line access
           Pageme monitoring software
           TAP - Alphanumeric paging
           Dial out paging - non TNPP
           UPS monitoring
           Single port dial out TNPP message delivery to multiple systems Additional administration and programming functionality Port-to-Unix
           TNPP - lease line w/ auto dial backup
           Multiple port TNPP
           TNPP - "Down the line Programming"
           Define voice mail menu structure
           Custom Greeting
           Numeric Echo
           Voice Mail Phase I
           Debit Card Functionality Phase I
           Debit Card Functionality Phase II
           Voice mail Phase II
           VOICE MAIL PHASE III
           TAP MESSAGE DELIVERY

                           Schedule to Exhibit 10.8

     The Company has granted Options to Purchase its Class A Common Stock substantially identical in all material respects to Exhibit 10.7 except as to the optionees thereto and the number of shares subject to options thereunder to the following principals of The Breckenridge Group:

   Optionee:                                  Number of Shares*
   --------                                   ----------------

Larry C. Williams                                 26,000
E. Bruce Woodward                                 26,000
Wilkie S. Colyer                                  26,000
Alan A. McClure                                   13,000
D. Bailey Izard                                    8,450
William G. Banston, Jr.                            4,550

* All share amounts reflect a 64 for-one share dividend declared and paid by the Company subsequent to the date of the grant of the options.